UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (date of earliest event report) November 13, 2007

                              Speedemissions, Inc.
                              --------------------
             (Exact name of registrant as specified in its charter)

                                     Florida
                                     -------
                 (State or other jurisdiction of incorporation)

          000-49688                                   33-0961488
          ---------                                   ----------
    (Commission File Number)               (IRS Employer Identification No.)


1015 Tyrone Road, Suite 220, Tyrone, Georgia                         30290
--------------------------------------------                         -----
  (Address of principal executive offices)                        (Zip Code)

                                 (770) 306-7667
                                 --------------
              (Registrant's telephone number, including area code)

                                       n/a
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 2.02.    Results of Operations and Financial Results

         On November 13, 2007, Speedemissions, Inc. announced, via press release, results for the third quarter ended September 30, 2007. The press release is attached to this filing as Exhibit 99.1, and the financial information therein is hereby incorporated by reference.

         The information contained in this Current Report shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.


Item 9.01     Financial Statements and Exhibits

   (d)        EXHIBITS

   Exhibit
   Number     Description
   ------     -----------
   99.1       Press release dated as of November 13, 2007.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: November 13, 2007                            Speedemissions, Inc.,
                                                    a Florida corporation



                                                    /s/  Richard A. Parlontieri
                                                    By:  Richard A. Parlontieri
                                                    Its: President